R 161 G 153 B 88 R 0 G 105 B 56 R 128 G 38 B 41 R 218 G 215 B 187 R 136 G 170 B 136 R 191 G 191 B 191 Investor Presentation JANUARY 2017

1 Confidential Information - Do Not Distribute Forward-Looking Statements This presentation contains forward-looking statements that are subject to risks and uncertainties. All statements other than statements of historical fact or relating to present facts or current conditions included in this presentation are forward-looking statements. Forward-looking statements give Wingstop Inc.’s (the “Company”) current expectations and projections relating to its financial condition, results of operations, plans, objectives, future performance and business. You can identify forward-looking statements by the fact that they do not relate strictly to historical or current facts. These statements may include words such as “anticipates,” “believes,” “continues,” “estimates,” “expects,” “goal,” “objectives” “intends,” “may,” “opportunity,” “plans,” “potential,” “near-term,” “long-term,” “projections,” “assumptions,” “projects,” “guidance,” “forecasts,” “outlook,” “target,” “trends,” “should,” “could,” “would,” “will” and similar expressions and terms of similar meaning in connection with any discussion of the timing or nature of future operating or financial performance or other events. The forward-looking statements contained in this presentation are based on assumptions that the Company has made in light of its industry experience and perceptions of historical trends, current conditions, expected future developments and other factors it believes are appropriate under the circumstances. As you read and consider this presentation, you should understand that these statements are not guarantees of performance or results. They involve risks, uncertainties (many of which are beyond our control) and assumptions. Although the Company believes that these forward-looking statements are based on reasonable assumptions, you should be aware that many factors could affect its actual operating and financial performance and cause its performance to differ materially from the performance anticipated in the forward-looking statements. The Company believes these factors include, but are not limited to, those described under the sections “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in its Form 10-K filed with the SEC. Should one or more of these risks or uncertainties materialize, or should any of these assumptions prove incorrect, the Company’s actual operating and financial performance may vary in material respects from the performance projected in these forward- looking statements. Any forward-looking statement made by the Company in this presentation speaks only as of the date on which it is made. Factors or events that could cause the Company’s actual operating and financial performance to differ may emerge from time to time, and it is not possible for the Company to predict all of them. The Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law. Non-GAAP Financial Measures This presentation contains certain non-GAAP financial measures. A “non-GAAP financial measure” is defined as a numerical measure of a company’s financial performance that excludes or includes amounts so as to be different than the most directly comparable measure calculated and presented in accordance with GAAP in the statements of income, balance sheets or statements of cash flow of the company. The Company has provided a reconciliation of Adjusted EBITDA, a non-GAAP financial measure, to net income in the Appendix to this presentation. Adjusted EBITDA is presented because management believes that such financial measure, when viewed with the Company’s results of operations in accordance with GAAP and the reconciliation of Adjusted EBITDA to net income (loss), provides additional information to investors about certain material non-cash items and about unusual items that the Company does not expect to continue at the same level in the future. Adjusted EBITDA is used by investors as a supplemental measure to evaluate the overall operating performance of companies in the Company’s industry, you should not consider it in isolation, or as a substitute for analysis of results as reported under GAAP. Our calculation of Adjusted EBITDA may not be comparable to that reported by other companies. For additional information about our non-GAAP financial measures, see our filings with the Securities and Exchange Commission. JOBS Act The Company is an “emerging growth company” within the meaning of the Jumpstart Our Business Startups Act. As a result, the Company will be subject to reduced public company reporting requirements. FORWARD-LOOKING STATEMENTS

A CATEGORY OF ONE

3 2016 – ANOTHER STRONG YEAR! $2.90/share Special Dividend (2) 10% Return of Market Cap (2) 104 New Openings (Net) Q3 YTD (1) 18% Unit Growth Rate (1) 3.9% Domestic (1) SSS Growth Q3 YTD 2016 will be the 13th Consecutive Year of SSS Growth Note: (1) Thirty-Nine Weeks ended September 24, 2016 (2) Special dividend paid in July 2016

4 CONTINUES A LONG TRACK RECORD OF DELIVERING OUTSTANDING RESULTS Note: (1) Three year period ended September 24, 2016 (2) Refer to Adjusted EBITDA reconciliation in Appendix 3 Year CAGR (1) Unit Development 18% System-Wide Sales 19% Revenue 16% Adjusted EBITDA (2) 20%

5 11.3% 13.2% 17.1% 16.7% 58.2% 49.2% 36.8% 27.9% 22.2% 21.2% 18.5% 14.3% 9.5% 8.6% Source: Company filings 2015 2014 2013 58% Unit Growth since 2013 (Domestic) INDUSTRY LEADING DEVELOPMENT… Notes: Q3 2016 (1) Domestic system-wide (2) Dunkin U.S. segment only (1) (1) (2) (1) (1) (1) (1) (1) (1) (1)

6 13.8% 9.9% 12.5% 7.9% 3.9% 48.0% 38.2% 37.7% 35.7% 26.2% 24.0% 23.6% 16.0% 13.9% 12.0% 8.1% 8.0% Source: Company filings 2014 2013 2012 2012 – YTD Q3 2016 Stacked Same Store Sales AND INDUSTRY LEADING SSS Notes: (1) (2) (3) (5) (1) (2) (2) (1) (2) (4) (6) 2015 (1) (1) Domestic system-wide (2) Domestic company-owned (3) Global company-owned (4) Franchised (5) System-wide (6) Dunkin U.S. segment only YTD Q3 2016

7 98.1 96.9 94.2 88.4 87.1 DIN DNKN WS DPZ PLKI Q4 2013 Q4 2014 Q1 2015 Post Recap. Q2 2016 Q2 2016 Pro-Forma Q3 2016 SHAREHOLDER FRIENDLY MODEL Notes: 3. Leverage = Net Debt / LTM Adjusted EBITDA (Refer to appendix for reconciliation) 4. Primary proceeds were used to pay a $2.90 per share special cash dividend. Refer to appendix for Pro-Forma reconciliation. EBITDA Growth and Cash Generation Support Return of Capital and Deleveraging (4) $48M Dividend $38M Dividend (2) (2) % YTD Q3 2016 Cash Conversion (1) $83M Dividend Notes: 1. Defined as (EBITDA – CapEx) / EBITDA 2. Calculations use Adj. EBITDA Source: Public company filings Net Debt / LTM Adjusted EBITDA (3) 5.1x 5.2x 2.4x 5.0x 4.6x 3.4x

8 WITH SIGNIFICANT GROWTH OPPORTUNITY DOMESTIC INTERNATIONAL • 882 Restaurants in 40 states (1) • 17% Unit Growth Rate • Compelling Economic Model • Strong Pipeline • 2,500 unit potential Note: (1) Restaurant count as of 9/24/16 • 67 Restaurants in 5 countries (1) • Growing brand awareness • Accelerating Sales / Investment Ratio • Recent territory agreements • Significant franchisee interest

Domestic Development

10 DIFFERENTIATED BRAND • Simple concept • Efficient operating model • Coveted consumer • Compelling economic model

11 PASSIONATE & ENGAGED FANS Source: Netbase 2016 Industry Report: US Restaurants 40% 65% 90% 115% 0 1,000 2,000 3,000 4,000 B ra n d Se n ti me n t (% P o s it iv e S o c ia l C omments ) Brand Conversation Volume (Mentions per $1MM in Revenue) LOW HIGH LOW HIGH Brand Sentiment & Conversation Volume Top 20 US Restaurant Brands

12 Franchisee Year 2 Target (1) Domestic System Average (4) Unit Economics AUV $890k $1.1M Investment Cost (2) $370k Unlevered Year 2 COC Return (3) 35% - 40% 50% + Notes: (1) AUV based on year 2 sales volumes for the 2014 vintage years (2) Investment cost based on last 2 fiscal years actual costs; excludes pre-opening and working capital (3) Average store economics are internal Company estimates based on unaudited results reported by franchise owners (4) As of September 24, 2016 FRANCHISEES LOVE OUR MODEL

13 1 2012 2013 2014 2015 20162011 2012 2013 2014 2015 LTM Q3 2016 Domestic Gross New Unit Openings Domestic Restaurant Opening Commitments  79% of current domestic pipeline is from existing franchisees as of 12/31/16  Mix of small and large franchisees Healthy Franchisee Base … AND CONTINUE TO INVEST Rapid Unit Development 274 363 503 530 29 53 64 82 128 518 118

14 PROVEN PORTABILITY 40 State Footprint with Room to Grow in All Markets (1) Note: (1) Restaurant count as of 9/24/16 Total Domestic Store Count – 882 Averaging 3 Domestic Closures Per Year Since 2013 Opened restaurants in 28 states YTD Q3 2016

15 882 1,645 855 Q3 2016 (actual) Existing Market Potential New Market Potential Long-Term Domestic Potential 827 791 2,500 2,500 Unit Domestic Potential Existing Markets New Markets (1) Note: (1) Includes 818 restaurants in existing markets and 64 restaurants in new markets as of 9/24/16. LONG-TERM DOMESTIC ROADMAP Q3 2016 (actual) (1)

Strengthening the Model

17 32% Restaurants > 20% Online Sales(2) ONLINE SALES GROWTH 23 24 Poised for Continued Growth (1) Olo (2) As of quarter ended 9/24/2016 Sources: Q3’15 Q3’16 13.5% 14.0% 14.5% 15.0% 15.5% 16.0% 16.5% 17.0% 17.5% 18.0% 0 50 100 150 200 250 300 350 400 2015 2016 2016 2016 Q4 Q1 Q2 Q3 T o tal O n lin e S al e s % S to re C o u n t Online % of Sales Less than 10% Between 10-15% Between 15-20% Greater than 20% Total Online Sales % • 75% Take-Out • ~50% of orders come in over the phone • $4 Higher Online Average Ticket • 90%+ system POS conversion in 24 months • Exited Q3 with online sales of 19% vs. fast casual average of 6% (1)

18 LAUNCHING ORDERING WITH AMAZON ALEXA • First voice-activated ordering with menu item customization • Builds on order channel innovation  Facebook Messenger  Twitter “Alexa, ask Wingstop to order an 8 piece classic wing combo with lemon pepper, fries and ranch.”

19 2017 NATIONAL ADVERTISING LAUNCH 23 24 Television Digital & Social National digital delivering high ROI & driving online orders More national digital delivering high ROI & driving online orders 2016 2017 (~60% of system sales) (100% of system sales) 22 Weeks of TV Ad Fund 1% National / 3% Local 3% National / 1% Local TV Reach Co-op Markets ~ 70% Non Co-op Markets – 0% Average market ~ 85%

20 INTRODUCTORY MESSAGE FOCUS: KEY BRAND ATTRIBUTES Young Adult (18-34 Skew) Male & Female (50/50) Multicultural (Hispanic & AA Skew) FLAVOR CRAVER AUDIENCE

21 21 TELEVISION TARGETED MEDIA PROPERTIES Flavor Craver Cable Mix Diverse Sports Universe Univision Partnership DIGITAL Social Activation Performance Digital Online Video

International Development

23 STRONG BUSINESS PERFORMANCE Market/Date open Restaurant (1) Mexico (11/09) 39 Indonesia (6/14) 13 Philippines (7/14) 11 Singapore (12/13) 2 UAE (4/15) 2 Saudi Arabia (2017) - Colombia (2017) - Panama (2017) - Totals 67 Note: 1. Unit data as of Q3’16 2. As of 12/31/16 Current Footprint Business Performance • Accelerating sales to investment ratio • Improving unit economics • Aligned and supportive franchise community • Recent Territory Agreements  Saudi Arabia 100 restaurants over 10 years  Colombia/Panama 30 restaurants over 5 years • Total pipeline of 349 restaurant commitments (2)

24 ADAPTIVE FORMAT TO MEET LOCAL MARKET NEEDS  Sports theme design  Table service  Full bar  20+ TV monitors & audio  150-200 seats  Contemporary design  Order at counter  Table delivery and beer (optional)  Digital menu boards  50-70 seats Sports – Casual Dining Fast Casual

25 Asia A North America Middle East South America Strong Interest from Potential Franchisees INTERNATIONAL POTENTIAL U.S. Consumption: 44kg Europe Market Consumption European Union 21kg Africa Market Consumption South Africa 31kg Americas Market Consumption Latin America and Caribbean 30kg Brazil 39kg Canada 32kg Asia Market Consumption Malaysia 41kg Australia 39kg New Zealand 35kg China 12kg India 2kg Note: (1) Poultry consumption in estimated average kilograms per capita from 2012 to 2014 Europe Africa Asia Source: OECD-FAO Agricultural Outlook 2015 Middle East Market Consumption Kuwait 32kg Bahrain 24kg

26 UNIQUELY POSITIONED FRANCHISE MODEL LONG-TERM FINANCIAL TARGETS*  10%+ annual unit growth  ~2,500 domestic unit potential  Growing international opportunity Disciplined Unit Growth Attractive Business Model Long-Term Growth Targets *These are not projections; they are goals and are forward-looking, subject to significant business, economic, regulatory and competitive uncertainties and contingencies, many of which are beyond the control of the Company and its management, and are based upon assumptions with respect to future decisions, which are subject to change. Actual results will vary and those variations may be material. For discussion of some of the important factors that could cause these variations, please consult the “Risk Factors” section in our Form 10-K and other filings with the SEC. Nothing in this presentation should be regarded as a representation by any person that these goals will be achieved and the Company undertakes no duty to update its goals. Strong Same Store Sales Growth Steady, Reliable Profit Growth  Low single digit annual growth  Online ordering  National advertising + =  13% - 15% Adjusted EBITDA growth  18% - 20% Net Income / EPS growth  Strong free cash flow and conversion

27 #Appendix

HISTORICAL ADJUSTED EBITDA RECONCILIATION

In $000s	Year Ended December 29, 2012	Year Ended December 28, 2013	Year Ended December 27, 2014	Year Ended December 26, 2015	YTD September 26, 2015	YTD September 24, 2016
Net income	3,580	7,530	8,986	10,106	6,311	11,122
Interest expense, net	2,431	2,863	3,684	3,477	2,764	2,858
Income tax expense	3,000	4,493	5,312	5,739	3,753	6,714
Depreciation and amortization	2,930	3,030	2,904	2,682	1,944	2,187
EBITDA	**11,941**	**17,916**	**20,886**	**22,004**	**14,772**	**22,881**
Adjustments						
Management agreement termination fee[1]	–	–	–	3,297	3,297	–
Management fees[2]	422	436	449	237	237	–
Transaction costs[3]	308	395	2,169	2,186	2,186	2,272
Gains and losses on disposal of assets[4]	(20)	–	(86)	–	–	–
Stock-based compensation expense[5]	464	748	960	1,155	492	392
Earn-out obligation[6]	2,500	–	–	–	–	–
Adjusted EBITDA	**15,615**	**19,495**	**24,378**	**28,879**	**20,984**	**25,545**

Notes:

1. One-time fee of approx. $3.3 million paid in consideration of termination of management agreement with Roark Capital Management, LLC
2. Includes management fees and other out-of-pocket expenses paid to Roark Capital Management, LLC
3. Represents costs and expenses related to refinancings of our credit agreement and our public offerings
4. Represents non-cash gains and losses resulting from the sale of company-owned restaurants to a franchisee and associated goodwill impairment
5. Includes non-cash, stock-based compensation
6. Represents an earn-out payment made to our prior owner based on us achieving revenue benchmarks specified in the acquisition agreement governing our purchase. There are no further obligations related to the earn-out remaining under the acquisition agreement

28

29 NET DEBT RECONCILIATION In $000s Adjustments for Q2 Pro-Forma June 25, 2016 Refinance and Dividend (1) Ending Balance September 24, 2016 Total debt 85,500 79,500 165,000 158,000 Cash and cash equivalents 10,014 (3,684) 6,330 3,828 Net debt 75,486 83,184 158,670 154,172 Notes: 1. Adjusted for proceeds from the new senior secured debt facility and available cash used to fund the special cash dividend.